Cash and Cash Equivalents	6 Months Ended
Jun. 30, 2025
Cash and cash equivalents [abstract]
Cash and Cash Equivalents
15.
CASH AND CASH EQUIVALENTS

Bank balances earned interest at interest rates ranging from 0% to 5.1% per annum for the six months ended June 30, 2024 and from 4% to 4.2% per annum for the six months ended June 30, 2025.

Cash and cash equivalents presented on the unaudited condensed consolidated statements of financial position include:

(a) cash, which comprises of cash on hand and demand deposits; and

(b) cash equivalents, which comprises of short-term (generally with original maturity of three months or less), highly liquid investments that are readily convertible to a known amount of cash and which are subject to an insignificant risk of changes in value. Cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other purposes.